DERIVATIVES	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
10.	DERIVATIVES

Foreign Currency Contracts

During 2015, we entered into foreign currency contracts to mitigate the risk of a portion of our Canadian employee benefit expense. These contracts will hedge foreign exchange variations between the United States and Canadian dollar and commit us to purchase a total of $6.0 million Canadian dollars at an exchange rate of 1.268 through June 2016 and $12.0 million Canadian dollars at 1.2855 through June 2017. As of December 31, 2015, the fair value of our foreign currency contracts was $0.7 million included in “Other current liabilities” and $0.3 million included in “Other long-term liabilities” in the accompanying consolidated balance sheets. The fair value was calculated as the present value of the estimated future cash flows using an appropriate interest rate curve with adjustment for counterparty credit risk.

During the year ended December 31, 2015, the activity of the foreign currency contracts was as follows (in thousands):

Unrealized loss, net of $0.3 million income tax, included in “Accumulated items of other comprehensive loss” in the accompanying consolidated balance sheets	$745
Realized loss on effective portion, included as compensation expense primarily in “Direct costs of customer support” and “General and administrative” in the accompanying consolidated statements of operations and comprehensive loss	691

Interest Rate Swap

During December 2013, we entered into and currently hold an interest rate swap to add stability to interest expense and to manage exposure to interest rate movements of our credit agreement. Our interest rate swap, which was designated and qualified as a cash flow hedge, involves the receipt of variable rate amounts from a counterparty in exchange for us making fixed-rate, over 1.5%, payments over the life of the agreement without exchange of the underlying notional amount. The cash flow hedge had a notional amount starting at $150.0 million through December 31, 2016.

As of December 31, 2015 and 2014, the fair value of our interest rate swap, which was determined by the bank that holds the swap, was $0.7 million and is included in “Other current liabilities” in the accompanying consolidated balance sheets and $0.8 million and is included in “Other long-term liabilities” in the accompanying consolidated balance sheets, respectively. During the years ended December 31, 2015 and 2014, we recorded the effective portion of the change in fair value of our interest rate swap in “Accumulated items of other comprehensive loss” in the accompanying consolidated balance sheets. We did not recognize any hedge ineffectiveness during either of the years ended December 31, 2015 and 2014.

We will reclassify amounts reported in “Accumulated items of other comprehensive loss” related to our interest rate swaps to “Interest expense” in our accompanying consolidated statements of operations and comprehensive loss as we accrue interest payments on our variable-rate debt. Through December 31, 2016, we estimated that we will reclassify an additional $0.8 million as an increase to interest expense since the hedge interest rate currently exceeds the variable interest rate on our debt.

The activity of our interest rate swap is summarized as follows (in thousands):

	Year Ended December 31,
	2015	2014
Gain (loss) recorded as the effective portion of the change in fair value	84	(36)
Interest payments reclassified as an increase to interest expense	798	806